December 6, 2016 Investor Update Regarding Acquisition of WeGoLook, LLC Exhibit 99.2

—This presentation contains forward-looking statements, including statements about the expected future financial condition, results of operations and earnings outlook of Crawford & Company. Statements, both qualitative and quantitative, that are not statements of historical fact may be "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995 and other securities laws. Forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from historical experience or Crawford & Company's present expectations. Accordingly, no one should place undue reliance on forward-looking statements, which speak only as of the date on which they are made. Crawford & Company does not undertake to update forward-looking statements to reflect the impact of circumstances or events that may arise or not arise after the date the forward-looking statements are made. Results for any interim period presented herein are not necessarily indicative of results to be expected for the full year or for any other future period. For further information regarding Crawford & Company, and the risks and uncertainties involved in forward-looking statements, please read Crawford & Company's reports filed with the Securities and Exchange Commission and available at www.sec.gov or in the Investor Relations section of Crawford & Company's website at www.crawfordandcompany.com. —Crawford's business is dependent, to a significant extent, on case volumes. The Company cannot predict the future trend of case volumes for a number of reasons, including the fact that the frequency and severity of weather-related claims and the occurrence of natural and man-made disasters, which are a significant source of cases and revenue for the Company, are generally not subject to accurate forecasting. —The Company's two classes of stock are substantially identical, except with respect to voting rights and the Company's ability to pay greater cash dividends on the non-voting Class A Common Stock than on the voting Class B Common Stock, subject to certain limitations. In addition, with respect to mergers or similar transactions, holders of Class A Common Stock must receive the same type and amount of consideration as holders of Class B Common Stock, unless different consideration is approved by the holders of 75% of the Class A Common Stock, voting as a class. —In certain periods, the Company has paid a higher dividend on CRD-A than on CRD-B. This may result in a different earnings per share ("EPS") for each class of stock due to the two-class method of computing EPS as required by ASC Topic 260 - "Earnings Per Share". The two-class method is an earnings allocation method under which EPS is calculated for each class of common stock considering both dividends declared and participation rights in undistributed earnings as if all such earnings had been distributed during the period. Forward-Looking Statement and Additional Information

WeGoLook Company Snapshot WeGoLook, LLC (“WeGoLook” or “WGL”) is an enterprise-focused, crowdsourcing platform which provides personalized, onsite data capture for inspections and low-complex tasking services across the U.S. Leveraging a community of 30,000+ agents (Lookers®), WeGoLook has the ability to task a Looker anywhere in the U.S. within hours of receiving the instruction from WeGoLook’s automated notification system. Utilizing the WeGoLook proprietary verification App, Lookers provide the prescribed data and picture requirements immediately. Coupled with desk-based QA on all responses, client satisfaction ratings are exceptional. WeGoLook brings cutting edge technology, nationwide coverage from their Looker Community, and the agility and versatility that comes with a startup company. Crawford’s global footprint, long-term and strong customer relationships, and insurance expertise will enhance WeGoLook’s growth and service offerings. This creates an undeniable value proposition for Crawford’s clients. WeGoLook has a diverse revenue base of insurance and non-insurance related inspection services. Currently, the majority of its customers are concentrated in auto insurers and dealers, commercial real estate, banking, heavy equipment, auctions and e-commerce. WeGoLook is a company in the midst of rapid growth. In 2016, WeGoLook was named to the list of fastest growing companies in America by Inc. magazine. WeGoLook customers are increasing their usage, and new customers are coming online each day.

WeGoLook – How it Works

Strategic Benefits for Crawford Clients are demanding the claims process be faster and cheaper. We will still rely heavily on our experienced, best in class, field services operation for many of the claims we manage, but WeGoLook will augment our service offerings and provide a more complete suite of products to our customers. WeGoLook has a significant anchor client in the insurance industry and services a few other major insurance carriers. These relationships are growing and we see a lot of potential to leverage Crawford’s relationships to enhance WeGoLook’s already impressive growth. WGL’s value proposition provides a new service to our existing clients to better address high volume, low severity claims, reduce claim handling fees, and help guard against fraud. WeGolook has developed a core product centered on a logistical dispatching and mobile platform that empowers a contingent, on-demand mobile workforce. The expected value in this acquisition primarily resides in WeGoLook’s: cutting edge mobile application 30,000 Looker community energized leadership team low cost claims management enhancement service significant reduction in fulfillment time

Strategic Benefits for Crawford (Cont’d) We placed value on WeGoLook’s growth prospects and how our individual strengths complement each other to ensure future growth. The synergies we expect to realize are three fold: Crawford and WeGoLook’s clients will be provided a better and more complete service offering We plan to leverage our longstanding relationships in the insurance industry to grow WeGoLook’s business Crawford will be able to introduce WGL to the international markets, expanding the Crawford portfolio of products and services worldwide while expanding WGL’s global footprint We will initially focus on market penetration within the U.S., but we see WeGoLook’s business model deployable in all of our Tier 1 countries, namely Canada, the UK and Australia. These will be explored and built prior to a second phase of international expansion. This acquisition further expands our presence in adjacent markets and lessens our dependence on weather and other events out of our control, helping to deliver more predictable financial results and top line growth. WeGoLook is a key piece of our future high volume claims management model which will provide an economical, high quality, customized, fast and efficient claims inspection service to this sector of our industry. WeGoLook disrupts the dated model of our competitors and, together with Crawford, brings a progressive solution and brand enhancement to our respective customer bases.

Financial & Deal Summary Crawford will pay $36.125 million based on an estimated Enterprise Value of $42.5 million for 85% of the membership interests in WeGoLook, LLC. WeGoLook’s Robin Smith, CEO and Kenneth Knoll, COO will retain 15% of the equity. WeGoLook revenues of approximately $7 million in 2016 are expected to grow rapidly over the next three years. Crawford expects the venture to be slightly dilutive in 2017, and accretive beginning in 2018. WeGoLook will initially report into the U.S. Services business unit for external reporting purposes. WeGoLook has more than 100 employees headquartered in Oklahoma City. They manage a network of 30,000+ Lookers.

WeGoLook Leadership Team WeGoLook has an experienced leadership team led by co-founder and CEO Robin Smith and COO Kenneth Knoll. Robin Smith leads the company with current and long-term growth strategies to increase domestic and international market opportunities. She is responsible for the overall success of the company and ultimately represents the final work product of her team. As the “face” of WeGoLook, Robin speaks at many events relating to technology, the sharing economy, and innovation within the insurance industry.  Her experience in e-commerce and enterprise solutions, combined with her early entry into the on-demand economy, make Robin a unique voice in tech and the gig economy. Robin’s passion for creating custom solutions for her clients has always been an integral part of her success throughout her career. She leads the sales and marketing team as they create custom workflows utilizing technology combined with WeGoLook’s large network of independent contractors to produce incredible efficiencies and cost-savings for corporate clients.   Kenneth Knoll oversees the daily operations of customer implementation and fulfillment. He is responsible for prioritizing product development initiatives that align with WeGoLook’s corporate strategy and maximize client value. Kenneth provides functional guidance as WeGoLook scales its internal team and continues to grow and cultivate the 30,000+ Looker community. With broad experience among large and small companies, Kenneth is instrumental in implementing end-to-end management of WeGoLook’s supply chain, customer implementation, and service and support functions. Kenneth draws upon his entrepreneurial and high growth company consulting background to provide direction and oversee day-to-day logistics. As a former technology investment fund manager, he provided business development consulting and capital planning to innovative companies, helping them progress from concepts to high-growth enterprises.